SCHEDULE 14C INFORMATION Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement
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VIASTAR HOLDINGS, INC. (Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation or Organization)	88-0380343 (I.R.S. Employer Identification No.)

2451 W. BIRCHWOOD AVENUE, SUITE 105, MESA, ARIZONA (Address of Principal Executive Offices)	85202 (Zip Code)

(480) 894-0311 (Registrant's Telephone Number, Including Area Code)

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INFORMATION STATEMENT OF VIASTAR HOLDINGS, INC.

2451 W. BIRCHWOOD AVENUE, SUITE 105, MESA, ARIZONA 85202

**WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY**

I. NOTICE OF ACTIONS TAKEN BY WRITTEN CONSENT OF SHAREHOLDERS

This Information Statement is being furnished to the shareholders of record of ViaStar Holdings, Inc., a Nevada corporation (the "Company") as of January 23, 2004 (the "Record Date"), in connection with certain actions to be taken by the written consent of shareholders of the Company holding a majority of the outstanding shares of common stock of the Company, dated January 5, 2004 (the "Written Consent"). These actions to be taken pursuant to the Written Consent shall be effective on or about February 16, 2004, 20 days after the mailing of this Form 14c definitive information statement (the "Information Statement").

The following actions have been put forth to a vote of the holders of a majority interest in the Company's voting capital on January 5, 2004.

1. The proposed adoption of the Amended and Restated Articles of Incorporation (the "Amended and Restated Articles") by the Written Consent of the holders of a majority in interest of the Company's voting capital stock consisting of the Company's outstanding common stock, $0.001 par value (the "Common Stock"). On January 5, 2004, the Company's Board of Directors (pursuant to the Written Consent) approved and recommended that the Articles of Incorporation be amended and restated in order to:

•	reflect current developments in Nevada law;
•	provide for the exculpation of directors;
•	address interested party transactions;
•	increase the number of authorized shares of common stock, $0.001 par value; and
•	authorize the creation of a new class of equity, and to authorize a certain number of shares of "Blank Check" preferred stock, $0.01 par value.

2. The proposed adoption of Amended Bylaws dated January 5, 2004 (the "Amended Bylaws") by the Written Consent of the holders of a majority in interest of the Company's voting capital stock consisting of the Company's outstanding Common Stock. On January 5, 2004, the Company's Board of Directors (pursuant to the Written Consent) approved and recommended that the Amended Bylaws be amended and adopted.

3. The proposed adoption of Certificate of Designation of Class A Convertible Preferred Stock (the "Certificate of Designation") by the Written Consent of the holders of a majority in interest of the Company's voting capital stock consisting of the Company's outstanding Common Stock. On January 5, 2004, the Company's Board of Directors (pursuant to the Written Consent) approved and recommended that the Certificate of Designation be approved and adopted.

4. The proposed adoption and change of the Company's name from ViaStar Holdings, Inc. to ViaStar Media Corporation by the Written Consent of the holders of a majority in interest of the Company's voting capital stock consisting of the Company's outstanding Common Stock. On January 5, 2004, the Company's Board of Directors (pursuant to the Written Consent) approved and recommended that the name ViaStar Media Corporation be approved and adopted.

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5. The proposed adoption of the Amended Articles of Merger between ViaStar Holdings, Inc. and Level X Media Corporation (the "Amended Articles of Merger") by the Written Consent of the holders of a majority in interest of the Company's voting capital stock consisting of the Company's outstanding Common Stock. On January 5, 2004, the Company's Board of Directors (pursuant to the Written Consent) approved and recommended that the Amended Articles of Merger be approved and adopted by the Company and the resultant issuance of shares of Common Stock and preferred stock.

6. The proposed adoption, ratification of the Amended 2003 Employees/Consultants Common Stock Compensation Plan of ViaStar Holdings, Inc. (the "Amended 2003 Stock Compensation Plan") by the Written Consent of the holders of a majority in interest of the Company's voting capital stock consisting of the Company's outstanding Common Stock. On January 5, 2004, the Company's Board of Directors (pursuant to the Written Consent) ratified, approved and recommended that the Amended 2003 Stock Compensation Plan be approved and adopted by the Company and the resultant increase in the number of shares authorized pursuant to the plan be reserved for.

The elimination of the need for a special meeting of shareholders (the "Special Meeting") to approve the Amended and Restated Articles of Incorporation is made possible by Section 78.320 of the Nevada Revised Statutes (the "NRS"), which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 78.320 of the NRS, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and time involved in holding a special meeting and in order to effect the Amended and Restated Articles as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the voting stock of the Company. On January 5, 2004, there were 24,572,916 outstanding shares of Common Stock and approximately 65 holders of record of Common Stock. The approval of the Amended and Restated Articles and Amended Bylaws, requires the written consent of the holders of a majority of the outstanding shares of Common Stock, and each share of Common Stock was entitled to one vote with respect to the approval of the Amended and Restated Articles and the Amended Bylaws. By written consent in lieu of a meeting, holders of 14,650,820 shares of our Common Stock, representing approximately 59.62% of our outstanding voting power, have approved the listed corporate actions.

Under applicable federal securities laws, the Amended and Restated Articles cannot be effected until at least 20 calendar days after this Information Statement is sent or given to the shareholders of the Company. The approximate date on which this Information Statement is first being sent or given to shareholders is believed to be January 26, 2004.

**WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY**

For more information on the actions approved by the shareholders pursuant to the Written Consent, see "Actions Taken Pursuant to the Written Consent" below. These actions were approved by holders of more than a majority of the Common Stock outstanding on January 5, 2004, and their written consent shall be effective once proper notice of these actions have been delivered to all non-consenting shareholders.

The Company is sending this Information Statement to all shareholders of record as of January 23, 2004 ("Record Shareholders") and we will begin mailing these materials on or about January 26, 2004.

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Delivery of Documents to Security Holders Sharing an Address

Only one Information Statement will be delivered to two or more of its shareholders who share an address, unless the Company has received contrary instructions from one or more of such shareholders. The Company will promptly deliver a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered if a shareholder so requests by contacting the following person: Richard L. Brooks, Esq., Secretary and General Counsel, ViaStar Holdings, Inc. 2451 W. Birchwood Avenue, Suite 105, Mesa, Arizona 85202. In the event that a shareholder wishes to receive a separate annual report and/or voting statement, or in the event that shareholders sharing an address wish to receive a single copy of the annual report, voting statement or information statement, they can do so by contacting the person referenced above.

By Order of the Board of Directors,

/s/ John D. Aquilino
John D. Aquilino
President and Chief Executive Officer

Mesa, Arizona
January 23, 2004

WE ARE NOT ASKING YOU FOR A VOTING STATEMENT AND
YOU ARE REQUESTED NOT TO SEND US A VOTING STATEMENT.

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TABLE OF CONTENTS

INTRODUCTION	QA1

QUESTIONS AND ANSWERS	QA2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	QA3

CHANGE IN CONTROL	QA6

RESOLUTION NO. 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION: INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	QA6

RESOLUTION NO. 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION: THE CREATION OF SECOND CLASS OF STOCK AND AUTHORIZED SHARES	QA7

RESOLUTION NO. 3 - AMENDMENT TO THE BYLAWS: THE ADOPTION OF BYLAWS, DATED JANUARY 5, 2004	QA8

RESOLUTION NO. 4- ADOPTION OF CERTIFICATE OF DESIGNATION OF CLASS A CONVERTIBLE PREFERRED STOCK	QA11

RESOLUTION NO. 5 - AMENDMENT TO THE ARTICLES OF INCORPORATION: NAME CHANGE	QA12

RESOLUTION NO. 6 - AMENDMENT TO THE ARTICLES OF MERGER BY AND BETWEEN VIASTAR HOLDINGS, INC. AND LEVEL X MEDIA CORPORATION	QA12

RESOLUTION NO. 7 - RATIFICATION AND AMENDMENT TO THE 2003 EMPLOYEES/CONSULTANTS COMMON STOCK COMPENSATION PLAN	QA14

DISSENTERS' RIGHTS	QA15

WHERE YOU CAN FIND MORE INFORMATION	QA15

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INTRODUCTION

This Information Statement concerns corporate actions with respect to the following:

(1) The approval of the Amended and Restated Articles of Incorporation (the "Amended and Restated Articles") in order to: reflect current developments in Nevada law; to provide for the exculpation of directors; to address interested party transactions; to increase the number of authorized shares of common stock, $0.001 par value; and to authorize the creation of a new class of equity, and to authorize a certain number of shares of "Blank Check" preferred stock, $0.01 par value. (2) The approval of the Amended Bylaws dated January 5, 2004 (the "Amended Bylaws") of the Company. (3) The approval of the Certificate of Designation of Class A Convertible Preferred Stock (the "Certificate of Designation"). (4) The approval of the change of the Company's name from ViaStar Holdings, Inc. to ViaStar Media Corporation. (5) The approval of the Amended Articles of Merger between ViaStar Holdings, Inc. and Level X Media Corporation (the "Amended Articles of Merger") and the resultant issuance of shares of Common Stock and preferred stock. 6) The approval and ratification of the Amended 2003 Employees/Consultants Common Stock Compensation Plan of ViaStar Holdings, Inc. (the "Amended 2003 Stock Compensation Plan") and the resultant increase in the number of shares authorized pursuant to the plan. The purpose of these corporate actions is to allow us flexibility in executing our business and financial plans, compliance with various contractual agreements and to change our name to accurately reflect our business strategy. Upon the expiration of twenty (20) days after the mailing date of this Information Statement, we intend to issue the shares required pursuant to the Amended Articles of Merger and to pursue additional business activities focused within the music media and entertainment sector and file an amendment to our Articles of Incorporation reflecting such actions.

The elimination of the need for a special meeting of shareholders to approve the Amended and Restated Articles of Incorporation is made possible by Section 78.320 of the Nevada Revised Statutes (the "NRS"), which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 78.320 of the NRS, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and time involved in holding a special meeting and in order to effect the Amended and Restated Articles as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority interest of the voting stock of the Company. On January 5, 2004, there were 24,572,916 outstanding shares of Common Stock and approximately 65 holders of record of Common Stock. The approval of the Amended and Restated Articles and Amended Bylaws, requires the written consent of the holders of a majority of the outstanding shares of Common Stock, and each share of Common Stock was entitled to one vote with respect to the approval of the Amended and Restated Articles and the Amended Bylaws. By written consent in lieu of a meeting, holders of 14,650,820 shares of our Common Stock, representing approximately 59.62% of our outstanding voting power, have approved the listed corporate actions.

Under applicable federal securities laws, the Amended and Restated Articles cannot be effected until at least 20 calendar days after this information statement is sent or given to the shareholders of the Company. The approximate date on which this Information Statement is first being sent or provided to shareholders is believed to be January 26, 2004.

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QUESTIONS AND ANSWERS

This Information Statement contains information related to certain corporate actions of the Company, and is expected to be mailed to shareholders on or about January 26, 2004.

What is the purpose of the Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify our shareholders as of the close of business on the Record Date of corporate actions taken pursuant to the consent of a majority of our shareholders.

Of the 24,572,916 shares of common stock outstanding on January 5, 2004, shareholders owning 14,650,820 shares, or 59.82%, executed a Written Consent to action to take the following actions:

(1) To approve the Amended and Restated Articles of Incorporation (the "Amended and Restated Articles") in order to:

•	reflect current developments in Nevada law;
•	provide for the exculpation of directors;
•	address interested party transactions;
•	increase the number of authorized shares of common stock, $0.001 par value; and
•	authorize the creation of a new class of equity, and to authorize a certain number of shares of "Blank Check" preferred stock, $0.01 par value.

(2) To approve the Amended Bylaws dated January 5, 2004 (the "Amended Bylaws") of the Company.

(3) To approve the Certificate of Designation of Class A Convertible Preferred Stock (the "Certificate of Designation").

(4) To approve the change of the Company's name from ViaStar Holdings, Inc. to ViaStar Media Corporation.

(5) To approve the Amended Articles of Merger between ViaStar Holdings, Inc. and Level X Media Corporation (the "Amended Articles of Merger") and the resultant issuance of shares of Common Stock and preferred stock.

(6) To approve the Amended 2003 Employees/Consultants Common Stock Compensation Plan of ViaStar Holdings, Inc. (the "Amended 2003 Stock Compensation Plan") and the resultant increase in the number of shares authorized pursuant to the plan, and

(7) To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

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Why have the board of directors and the majority shareholders agreed to approve these actions?

The board of directors believes these actions are in the best interest of Company and its shareholders. We believe that our new corporate name better reflects our current business strategy, the increase in the number of authorized shares of common stock will enable us to effect our business strategy and provide flexibility in raising additional capital, and complete the issuance of shares pursuant to the amended Articles of Merger, the creation of a class of preferred stock will provide a capital structure that may be more acceptable to the financial market, and to complete the terms of the amended Articles of Merger between Level X Media Corporation and the Company.

Who is entitled to notice of these actions?

Each outstanding share of common stock of record on the close of business on the 23rd of January 2004 (the "Record Date") will be entitled to notice of each matter to be voted upon pursuant to written consent or authorization. Shareholders as of the close of business on January 5, 2004 (the "Special Meeting") that hold a majority of our outstanding shares of common stock have voted in favor of each of the proposals.

Under Nevada law, and our Articles of Incorporation and Bylaws, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders.

What am I being asked to approve?

YOU ARE NOT BEING ASKED TO APPROVE ANYTHING. This Information Statement is being provided to you solely for your information. Because the written consent of a majority of the shareholders satisfies any applicable stockholder-voting requirement of the Nevada Revised Statutes, our Articles of Incorporation and our Bylaws, we are not asking you for a proxy or vote and you are not requested to send one.

Why have Company shareholders acting by written consent rather than holding a Special Meeting?

In order to eliminate the costs and management time involved in holding a Special Meeting, our board of directors voted to utilize the written consent of the Company's majority shareholders.

When will the amendment to our Articles of Incorporation take effect?

The approval by the majority shareholders will not become effective until 20 days from the date of mailing of this Information Statement to our shareholders. A copy of the amendment to our Articles of Incorporation is attached to this document as Exhibit E.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth-certain information (as of January 5, 2004) with respect to ownership of the outstanding Common Stock of the Company by (i) all persons known to the Company to own beneficially more than 5% of the outstanding shares of the Common Stock of the Company, (ii) each director of the Company, (iii) the Company's Chief Executive Officer and each of the Company's other executive officers who earned more than $100,000 during the calendar year ending December 31, 2003; and (iv) all executive officers and directors of the Company as a group.

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NATURE OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP (1)	PERCENT OF OUTSTANDING SHARES

John Aquilino (2)	10,650,000	43.34%
Richard Brooks, Esq. (3)	10,650,000	43.34%
George Malasek (4)(5)	400,000	1.62%
John Daly (4)	1,000,000	4.07%
Genarro Buonocore (6)	2,000,000	8.14%
Higgs Boson Media Holding Co. (7)	3,500,000	14.24%

All executive officers and directors as a group (4 persons)	11,650,000	47.41%

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(1)

Except as otherwise indicated, each person named in this table possesses sole voting and investment power with respect to the shares beneficially owned by such person. "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes warrants and options, which are exercisable within sixty days of the date hereof. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Act"). The percentages are based upon 24,572,916 shares outstanding, except for certain parties who hold presently exercisable options to purchase shares. The percentages for those parties who hold presently exercisable options are based upon the sum of 24,572,916 shares plus the number of shares subject to presently exercisable options held by them, as indicated in the following notes.

(2)

These shares are restricted pursuant to Rule 144 and were issued pursuant to the Merger Agreement between ViaStar Holdings, Inc, and Level X Media Corporation. Mr. Aquilino has voting power over the share issuance to the shareholders of Level X Media Corporation until such date as the shares are reissued in the name of the respective shareholders. As of the date of this statement these shares have not been reissued.

(3)

These shares are restricted pursuant to Rule 144 and were issued pursuant to the Merger Agreement between ViaStar Holdings, Inc, and Level X Media Corporation. The Company takes the position that Mr. Brooks has the same rights and voting power the Mr. Aquilino has as stated in (2). As of the date of this statement these shares have not been reissued.

(4)

These shares are restricted pursuant to Rule 144 and were issued for services in their respective capacities as an officer and as a director of the Company. Mr. Malasek's shares are subject to Rule 144 and subject to a lockup agreement whereby 10,000 shares per week are eligible for sale for a ten-week period with the remaining subject to the affiliate rules under Rule 144 ending March 23, 2004 (90 days post resignation of his services). Mr. Daly's shares are subject to Rule 144 and will be eligible for sale pursuant to Rule 144 upon the one-year anniversary date of the receipt of his shares.

(5)

Mr. Malasek's as of the date of this information statement is considered an affiliate of the Company. The Company has assumed that Mr. Malasek has sold the entire 100,000 shares that he is eligible to sell under the lockup agreement. Mr. Malasek has not provided the Company with the necessary filings that are required pursuant to the laws and regulations of the Securities and Exchange Commission indicating that he has sold shares of the Company's common stock. Mr. Malasek has admitted to management that he has sold shares during the 90 days prior to the filing of this information statement but has not provided management with the necessary written documents.

(6)

These shares are restricted pursuant to Rule 144 and were issued as payment for a 20% ownership interest in Moving Pictures International. Ltd. Mr. Gennaro Buonocore disclaims beneficial ownership of the shares issued to Rhiannon Holdings Ltd., in the amount of 2,000,000 shares of $0.001 par value, common stock. Mr. Buonocore does not control, preside over, or manage Rhiannon Holdings Ltd., the Buonocore family-trust. For purposes of this table the Company assumes that Mr. Buonocore has the ability to exercise the right to vote and control the shares issued pursuant a stock purchase agreement between the Company and Rhiannon Holdings Ltd. Rhiannon Holdings Ltd., received these 2,000,000 shares pursuant to a stock purchase agreement between the Company and Rhiannon Holdings Ltd., whereby the Company sold a controlling interest in its subsidiary to Rhiannon Holdings, Ltd and was relieved of debt associated with this subsidiary by Rhiannon Holdings, Ltd. Mr. Buonocore disclaims any beneficial ownership that Buonocore family trust may have in Higgs Boson a shareholder holding 3,500,000 shares of the Company. The Buonocore family trust is for the sole benefit of Mr. Buonocore's mother and sister.

(7)

Higgs Boson Media Holdings, Plc received these shares as payment for their rights in the Moving Pictures International, Ltd business. Mr. Buonocore disclaims any beneficial ownership in Higgs Boson irrespective of his executive position as Managing Director of Higgs Boson and that his family trust is a shareholder of Higgs Boson. Mr. Buonocore's executive capacity and indirect ownership in Higgs Boson does not allow him the right to exercise any control over these shares through Higgs Boson.

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CHANGE IN CONTROL

As previously disclosed in our Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on August 6, 2003, we completed a merger effective July 18, 2003, (the "Original Plan of Merger") in which we caused Level X Media Corporation, ("Level X Media") a Nevada corporation, to be merged with and into ViaStar Holdings, Inc., a Nevada corporation engaged in the business of global media and entertainment, and Level X Media's former security holders acquiring a majority of the outstanding shares of our common stock. The merger was consummated under Nevada law and pursuant to the original Articles of Merger, dated July 18, 2003. This transaction constituted a change of control of the Company and its shareholders.

The Company believes that it is in compliance with all securities law and Nevada statutes with respect to this transaction. The management of the Company is presently reviewing capital transactions occurring under prior management that may not have been consistent with the rules and regulations of the Securities and Exchange Commission and/or the Nevada statutes.

Under the terms of the Original Plan of Merger, at closing, the Company issued 1,500,000 shares of Common Stock to the former security holders of Level X Media, additionally the Company was to issue 9,150,000 shares of preferred stock of the Company. At the merger closing the unissued and unauthorized preferred stock pursuant to the terms of the Original Plan of Merger were procedurally issued and converted into common stock. These two share issuances represented 37.4% of the outstanding common stock following the merger (25,796,846 shares issued and outstanding assuming the conversion and issuance of 9,150,000 shares of common stock), in exchange for 100% of the outstanding capital stock of Level X Media. The 9,150,000 shares of Common Stock as substitute for the unissued preferred stock has not been issued to the former security holders of Level X Media. The Company is in default with the original terms of the Article of Merger and has put forth to a vote of the shareholders an amendment to the Articles of Merger between ViaStar Holdings, Inc. and Level X Media Corporation.

In connection with the merger, the Company and prior management represented to have the ability to raise significant capital. The amount represented was in excess of $2,000,000. This amount was to come from various investors identified by former members of management. None of the investor funds materialized. Limited funds were received by the Company post-merger. An investment of $25,000 was received (only after repeated threats of rescinding the merger by the former security holders of Level X Media) from a former director and officer of the Company, and a loan of $100,000 from an affiliate of a former officer and director. The loan payable was encumbered by Common Stock of the Company pursuant to prior negotiated transactions between members of management, and the affiliate of the former officer and director. The share encumbrance was structured in a manner whereby the shares issued were done at a value significantly lower than market. This transaction and others were never properly disclosed to the former security holders of Level X Media nor disclosed in any filings with the Securities and Exchange Commission. Current management believes that other pre-merger capital issuances were watered stock transactions. Further to this belief is that shares and share value received by the former security holders of Level X Media were grossly over valued. 'Watered stock' a term used in description of equity transactions as stock that is sold for significantly less than the legally required full value. A corporation cannot ordinarily sell stock at less than par value unless such sale is necessary to rehabilitate the corporation, which management believes was not the case. Creditors of the corporation may recover the amount by which the stock was 'watered' from shareholders who acquired such stock. Furthermore 'watered stock' is sometimes constructed as an equity transaction by management with shares of publicly traded stock issued at prices significantly below their 'true' value. This may be accomplished in several ways. Assets exchanged or purchased with stock may be overvalued for several reasons, including inflated accounting or excessive issuances of stock, or control issues.

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Under the Original Plan of Merger, at closing of the merger, the membership of the board of directors of ViaStar Holdings, Inc. was increased from four to six directors, and Mr. John D. Aquilino and Richard L. Brooks, Esq. were appointed to serve until the next annual meeting of shareholders in the vacancies created by the increase. Upon compliance with Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 under that act, under the Original Plan of Merger, the number of members comprising the board of directors was increased to six members. In connection with the appointment of the two directors, Mr. George Malasek, Mr. John Daly and Mr. Genarro Buonocore, the pre-merger members of the board of directors of ViaStar Holdings, Inc. continued in their capacities as directors of ViaStar Holdings, Inc. As of the date of this Information Statement Mr. Daly remains the sole director from the pre-merger board of directors.

There are no arrangements known to us, the operation of, which may at a subsequent date result in a change in control of the Company.

RESOLUTION NO. 1 -Amendment to the Articles of Incorporation: Increase in the Number of Authorized Shares of Common Stock

Our board of directors and shareholders holding a majority of the shares of Company's common stock has approved the increase in the number of authorized shares of common stock that Company may issue from 50,000,000 shares to 100,000,000 shares by means of an amendment to our Articles of Incorporation. The amended and restated Article IV to the Articles of Incorporation is attached hereto as a form of, as Exhibit A. The increase in the shares of common stock authorized in order to accommodate the issuance of shares of common stock to effect business purposes. The increase in the shares of authorized common stock will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our shareholders. Except as stated below, the Company has no other current plans to issue any shares of common stock.

Upon the filing of the amendments to the Articles of Incorporation with the Nevada Secretary of State, the Company intends to issue a total of approximately 16,000,000 shares of common stock in three separate transactions of which one of these transactions is to the former security holders of Level X Media pursuant to the Amended Articles of Merger by and between the Company and Level X Media Corporation. The additional share issuances are pursuant to various agreements entered into prior to the vote and Written Consent for the purchase of electronic computer equipment and the payment for services related to the development of proprietary code and web development. The Company has developed an extensive plan to utilize the Internet, intranets and the retail distribution channels centered upon music developing income streams that the industry has not yet seen. Additionally, the Company intends to raise $5,000,000 in equity financing through the issuance of units consisting of common stock and warrants/and or options. This capital raise will be a best effort and there is no guaranty that any of the equity units to be sold will be subscribed and the terms of any such financing may be modified or terminated at any time.

Reason for the Increase

Our board of directors and a majority of our shareholders approved the amendment to our Articles of Incorporation in order to provide better flexibility in raising additional capital in the near future. Among other things, the increase in the number of shares of common stock will make available shares of common stock for activities that are consistent with our growth strategy, including, without limitation, completing financings, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, or effecting stock splits or stock dividends.

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Current holders of common stock have no preemptive rights, which means that current shareholders do not have prior rights to purchase any new issue of common stock in order to maintain their current ownership.

The issuance of additional shares of common stock will decrease the proportionate equity ownership of current shareholders and, depending upon the price paid for such additional shares, could result in substantial dilution to current shareholders.

The proposed amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the Company. For example, the substantial increase in the number of authorized shares could help management frustrate efforts of shareholders seeking to remove management, could have the effect of limiting shareholders participation in transactions such as mergers or tender offers, regardless of whether those transactions are favored by incumbent management. In addition, the board of directors will have the ability to issue shares privately in transactions that could frustrate proposed mergers, tender offers or other transactions, even if those transactions are at substantial market premiums and are favored by a majority of independent shareholders. Such an issuance of shares of common stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company.

Effect of the Increase

Upon the filing of the amendment to our Articles of Incorporation, as a general matter, approval from the shareholders will not be required to issue any newly-authorized shares, except as otherwise required by law or applicable rules of any market upon which our common stock may trade.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the approval of the amendment to our Articles of Incorporation. We have obtained this approval through the written consent of shareholders holding a majority of the outstanding voting shares of common stock. Therefore, a Special Meeting of the shareholders to approve the name change and the amendment to the Articles of Incorporation and Bylaws is unnecessary.

RESOLUTION NO. 2 - Amendment to the Articles of Incorporation: The Creation of Second Class of Stock and Authorized Shares

Our board of directors and shareholders holding a majority of the shares of Company common stock has approved the creation of a new class of equity and the authorization of shares of preferred stock. The Company may issue 10,000,000 shares by means of an amendment to our Articles of Incorporation. The amended and restated Article IV to the Articles of Incorporation as a form of is attached hereto as Exhibit A. The creation of a new class of equity entitled "preferred stock" will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our shareholders.

Reason for the New Class

Our board of directors and a majority of our shareholders approved the amendment to our Articles of Incorporation whereby we created a new class of equity and authorized shares of preferred stock in the amount of 10,000,000. We believe this provides us with a more flexible capital structure so that the Company may be able to secure financing that may not ordinarily be obtained with debt or through the issuance of common stock. Additionally the Company and the board of directors are obligated to issue approximately 1,904,100 shares of Class A Convertible Preferred Stock to the shareholders of Level X

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Media Corporation pursuant to the terms of the Amended Articles of Merger. These shares of preferred stock are convertible into 38,082,000 shares of common stock, with voting rights equal to 100 votes per each share of common stock eligible to be converted as outlined in the certificate of designation. See Resolution No. 4 - Adoption of Certificate of Designation Class A Convertible Preferred Stock.

Effect of the New Class

There are currently no shares of preferred stock outstanding. Upon the filing of the amendment to our Articles of Incorporation, as a general matter, approval from the shareholders will not be required to issue any newly-authorized shares, except as otherwise required by law or applicable rules of any market upon which our common stock may trade. The Company will issue 1,904,100 shares of Class A Convertible Preferred Stock to the shareholders of Level X Media Corporation pursuant to the terms of the Amended Articles of Merger.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the approval of the amendment to our Articles of Incorporation. We have obtained this approval through the written consent of shareholders holding a majority of the outstanding voting shares of common stock. Therefore, a Special Meeting of the shareholders to approve the name change and the amendment to the Articles of Incorporation and Bylaws is unnecessary.

RESOLUTION NO. 3 -Amendment to the Bylaws: The Adoption of Bylaws, Dated January 5, 2004

Our board of directors and shareholders holding a majority of the shares of Company's common stock has approved the adoption of the amended and restated Bylaws. See attached Exhibit B - ViaStar Media Corporation Bylaws, dated January 5th, 2004.

Reason for the Amendment

Upon the completion of the of the vote taken by Written Consent, the Bylaws of ViaStar Media Corporation will become the Bylaws of the Company. While the Bylaws of ViaStar Media Corporation are similar to the Bylaws of the Company, there are subtle differences, which may affect your rights as a stockholder, which we have identified for you.

Corporate Laws and Charter Documents Governing the Company and ViaStar Media Corporation. The Company is incorporated under the laws of the state of Nevada. On consummation of the Written Consent, the shareholders of the Company, whose rights are governed by Nevada law and the Company's Articles of Incorporation and Bylaws, which were created pursuant to Nevada law, will continue to be shareholders of a Nevada company, governed by Nevada law and Amended Articles of Incorporation and Bylaws, which were created under Nevada law.

Stockholders should refer to the Nevada Business Corporation Act to understand how these laws apply to the Company.

Classified Board of Directors. Nevada law permits any Nevada corporation to classify its board of directors into as many classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the shareholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada law requires that at least one-fourth of the total number of directors be elected annually. The Company does not have a classified board, and it is not currently expected that ViaStar Media Corporation's board of directors will be classified in the near future.

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Removal of Directors. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Special Meetings of Stockholders. Nevada law does not address the manner in which Special Meetings of shareholders may be called. The Company's Bylaws provide that Special Meetings of the shareholders may be called by the company's board of directors, Chairman of the board of directors, President, any Vice President, or by one or more shareholders holding not less than 10% of the issued and outstanding shares of capital stock of the Company. The Bylaws of the Company provide that the company's board of directors, Chairman of the board of directors, Chief Executive Officer or President may call a Special Meeting of the shareholders, but do not provide that the Stockholders themselves may call a Special Meeting nor does it provide that the Chief Executive Officer must call a Special Meeting of the shareholders if not less than 10% of the issued and outstanding shares of capital stock of the Company to request as Special Meeting in writing.

Cumulative Voting. Cumulative voting for directors entitles shareholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not otherwise be able to elect any directors.

Nevada law permits cumulative voting in the election of directors as long as the Articles of Incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. The Company opted out of cumulative voting by not including a provision granting cumulative voting rights in its Articles of Incorporation. ViaStar Media Corporation also did not adopt cumulative voting in that its Articles of Incorporation will not provide for cumulative voting in the election of directors.

Vacancies. Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the Articles of Incorporation provide otherwise. The Company's Bylaws and the ViaStar Media Corporation Bylaws address the issue of director vacancies in substantially the same manner. Therefore, the Amended Bylaws will not alter shareholders' rights with respect to filling vacancies.

Indemnification of Officers and Directors and Advancement of Expenses. Under Nevada law, the Articles of Incorporation, Bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. The Company's Bylaws do not provide for the mandatory advancement of expenses to directors and officers. Therefore, the Amended Bylaws will not alter shareholders' rights with respect to the mandatory advancement of expenses to directors and officers. In addition, the board of directors of ViaStar Media Corporation will be required to indemnify directors and officers.

Limitation on Personal Liability of Directors. Nevada law has a provision permitting the adoption of provisions in the Articles of Incorporation limiting personal liability. Nevada's provision applies to both directors and officers. Furthermore Nevada expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. The Company's Articles of Incorporation limit the personal liability to the Company of directors, officers and shareholders. The Company's Amended Articles of Incorporation adopts a narrower limitation on liability, and officers will therefore remain potentially liable to the Company. The Company, however, may determine to indemnify these persons in its discretion subject to the conditions of the Nevada law and its Articles of Incorporation and Bylaws.

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Dividends. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the Articles of Incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

Restrictions on Business Combinations. Nevada law regulates business combinations stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested shareholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested shareholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested shareholders satisfy certain fair value requirements. However, a Nevada corporation may opt out of the statute with appropriate provisions in its Articles of Incorporation. The Company has not opted out of the applicable statutes with appropriate provisions in the Amended Articles of Incorporation.

Amendment to Articles of Incorporation or Bylaws. In general, Nevada law requires the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's Articles of Incorporation. Nevada law also provides that in addition to the vote described above, the vote of a majority of the outstanding shares of a class may be required to amend the Articles of Incorporation. Nevada does not require shareholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Nevada law permits, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the Articles of Incorporation or resolution adopted pursuant to the Articles of Incorporation, respectively.

Actions by Written Consent of Stockholders. Nevada law provides that, unless the Articles of Incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. There will be no difference in shareholders' rights with respect to shareholder action by written consent, as the Company's Amended Articles of Incorporation and Amended Bylaws do not limit shareholder action by written consent.

Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, Nevada law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Nevada law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its Articles of Incorporation) if: (a) the merger agreement does not amend the existing Articles of Incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

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Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the approval of the amendment to the Bylaws of the corporation. We have obtained this approval through the written consent of shareholders holding a majority of the outstanding voting shares of common stock. Therefore, a Special Meeting of the shareholders to approve the name change and the amendment to the Articles of Incorporation and Bylaws is unnecessary.

RESOLUTION NO. 4 -Adoption of Certificate of Designation of Class A Convertible Preferred Stock

Our board of directors and shareholders holding a majority of the shares of Company common stock has approved the adoption of the certificate of designation for a new class of preferred stock. The creation and the establishment of the new equity class will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our shareholders.

See attached Exhibit C Certificate of Designation of Class A Convertible Preferred Stock.

Reason for the Designation

Our board of directors and a majority of our shareholders approved the amendment to our Articles of Incorporation whereby we created a new class of equity and authorized shares of preferred stock in the amount of 10,000,000. We believe this provides us with a more flexible capital structure and the latitude and ability to comply with the Amended Articles of Merger by and between the Company and Level X Media Corporation.

Effect of the Designation

There are currently no shares of preferred stock outstanding. Upon the filing of the amendment to our Articles of Incorporation, as a general matter, approval from the shareholders will not be required to issue any newly-authorized shares, except as otherwise required by law or applicable rules of any market upon which our common stock may trade. The Company and the board of directors are obligated to issue approximately 1,904,100 shares of Class A Convertible Preferred Stock to the shareholders of Level X Media Corporation pursuant to the terms of the Amended Articles of Merger. These shares of preferred stock are convertible into 38,082,000 shares of common stock, with voting rights equal to 100 votes per each share of common stock eligible to be converted as outlined in the certificate of designation.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the approval of the amendment to our Articles of Incorporation. We have obtained this approval through the written consent of shareholders holding a majority of the outstanding voting shares of common stock. Therefore, a Special Meeting of the shareholders to approve the name change and the amendment to the Articles of Incorporation and Bylaws is unnecessary.

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RESOLUTION NO. 5 - Amendment to the Articles of Incorporation: Name Change

Our board of directors and shareholders holding a majority of the shares of Company common stock has approved an amendment to our Articles of Incorporation to change our name from "ViaStar Holdings, Inc." to "ViaStar Media Corporation" The amended and restated Article I to the Articles of Incorporation is attached hereto as a form of, as Exhibit A. The name change will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our shareholders.

See attached Exhibit E for the Second Amendment to the Amended and Restated Articles of Incorporation.

Reasons for Name Change

Our board of directors and stockholders holding a majority of the voting power of the Company believe that changing our corporate name is in the best interests of the Company and our shareholders to better reflect our business focus. The Company has changed its business focus from a global media and entertainment holdings company to that of a defined media company focused in the music business.

Effect of the Name Change

The voting and other rights that accompany Company's common stock will not be affected by the change in our corporate name. Additionally, both our trading symbol, which is currently "VISH" and our CUSIP number will not change as a result of the name change.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the approval of the amendment to our Articles of Incorporation. We have obtained this approval through the written consent of shareholders holding a majority of the outstanding voting shares of common stock. Therefore, a Special Meeting of the shareholders to approve the name change and the amendment to the Articles of Incorporation and Bylaws is unnecessary.

RESOLUTION NO. 6
Amendment to the Articles of Merger by and between ViaStar Holdings, Inc. and Level X Media Corporation

Our board of directors and shareholders holding a majority of the shares of Company common stock has approved an amendment to the Articles of Merger by and between the Company and Level X Media Corporation. The amended and restated Articles of Merger is attached hereto as Exhibit B. The amended terms of the Articles of Merger will become effective upon the filing of an amendment to our Articles of Incorporation and the amended Articles of Merger with the Secretary of State of the State of Nevada, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our shareholders.

See attached Exhibit D Amended Articles of Merger.

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Reasons for Amended Articles of Merger

Our board of directors and stockholders holding a majority of the voting power of the Company believe that original terms of the Articles of Merger were not in the best interest of the Company and its shareholders. In order to reflect a true and accurate value of the Company's common stock at the time of the merger an amendment to the Articles of Merger must be entered into by and between ViaStar Holdings, Inc. and the shareholders of Level X Media Corporation. The board of directors and the Company believe at the time of the merger the Company's public market and its price per share was inflated and market conditions proved to be highly volatile and illiquid. Additionally, several capital transactions made prior to the merger and their misrepresentations of, were in fact, not discovered as to their true nature until recently. These capital transactions have placed existing management in a precarious position. The Company has enlisted the aid of outside counsel for legal advice and what legal actions would be required in rectifying these inadequacies or potential illegalities.

The board of directors and the Company believe that there may be several actions that constitute Rule 10b-5 infractions. These actions place the Company and its public market in jeopardy. The Securities Exchange Act of 1934 makes it unlawful to employ any manipulative or deceptive device in connection with the purchase or sale of any security. Rule 10b-5, often referred to as the 'insider trading rule', prohibits non-disclosure of material facts and insider trading.  Violations of this rule may result in rescission (return of purchase price and stock) as well as damages. Under Rule 10b-5 directors or officers may not issue stock to themselves at an unfairly low price to maintain control of the corporation. The Company through its investigations has determined that possible violations of various securities laws either directly or through family members. The Company will pursue whatever legal action required recovering damages for both shareholders and the Company.

In connection with the merger, the Company and prior management represented to have the ability to raise significant capital. The amount represented was in excess of $2,000,000. This amount was to come from various investors identified by former members of management. None of the investor funds materialized. The Company post-merger received limited funds. An investment of $25,000 was received (only after repeated threats of rescinding the merger by the former security holders of Level X Media) from a former director and officer of the Company, and a loan of $100,000 from an affiliate of a former officer and director. The loan payable was encumbered by Common Stock of the Company pursuant to prior negotiated transactions between members of management, and the affiliate of the former officer and director. The share encumbrance was structured in a manner whereby the shares issued were done at a value significantly lower than market. This transaction and others were never properly disclosed to the former security holders of Level X Media nor disclosed in any filings with the Securities and Exchange Commission. Current management believes that other pre-merger capital issuances were watered stock transactions. Further to this belief is that shares and share value received by the former security holders of Level X Media were grossly over valued. 'Watered stock' a term used in description of equity transactions as stock that is sold for significantly less than the legally required full value. A corporation cannot ordinarily sell stock at less than par value unless such sale is necessary to rehabilitate the corporation, which management believes was not the case. Creditors of the corporation may recover the amount by which the stock was 'watered' from shareholders who acquired such stock. Furthermore 'watered stock' is sometimes constructed as an equity transaction by management with shares of publicly traded stock issued at prices significantly below their 'true' value. This may be accomplished in several ways. Assets exchanged or purchased with stock may be overvalued for several reasons, including inflated accounting or excessive issuances of stock, or control issues.

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Effect of the Amended Articles of Merger

The voting and other rights that accompany the Company's common stock will be affected by the modified terms of the amended Articles of Merger by and between the Company and the shareholders of Level X Media Corporation The dilutive effect to the shareholders is a decrease in value of 80% of the their pre-condition percentage of ownership.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the approval of the amendment to the Articles of Merger. We have obtained this approval through the written consent of shareholders holding a majority of the outstanding voting shares of common stock. Therefore, a Special Meeting of the shareholders to approve the amendment to the Articles of merger is unnecessary.

RESOLUTION NO. 7 - Ratification and Amendment to the 2003 Employees/Consultants Common Stock Compensation Plan

Our board of directors and shareholders holding a majority of the shares of Company common stock have ratified and approved an amendment to the 2003 Employees/Consultants Common Stock Compensation Plan. The amended 2003 Employees/Consultants Common Stock Compensation Plan is attached hereto as an exhibit. The amended terms of the common stock compensation plan will become effective upon the filing of amended Form POS-S8 with the Securities and Exchange Commission.

See attached Exhibit F Amended 2003 Employees/Consultants Common Stock Compensation Plan.

Reasons for the Amended 2003 Employees/Consultants Common Stock Compensation Plan

The board of directors and shareholders holding a majority of the voting power of the Company has adopted the 2003 Employees/Consultant Common Stock Compensation Plan ("2003 Stock Compensation Plan") of the Company, which was assumed July 18, 2003 pursuant to the Articles of Merger by and between ViaStar Holdings, Inc. and Level X Media Corp. In addition, the board of directors and shareholders holding a majority of the voting power of the Company has adopted an amendment to the 2003 Stock Compensation Plan increasing the number of shares of common stock available for issuance under the plan to 8,000,000 shares. The board of directors has recommended that the 2003 Stock Compensation Plan be adopted, assumed and approved. In addition, the board of directors has recommended that our shareholders approve the amendment to the plan increasing the number of shares of common stock available for issuance under the plan.

The purpose of the 2003 Stock Compensation Plan is to enable us to attract, retain and motivate key employees, directors and, on occasion, consultants, by providing them with common stock of the Company as payment for services. As of January 5, 2004, common stock issued pursuant to the 2003 Stock Compensation Plan aggregate 2,710,459 shares of common stock.

The 2003 Stock Compensation Plan will be administered by the compensation committee of the board of directors, or by the board of directors as a whole. The board of directors has the power to determine the terms of any stock issuances under the 2003 Stock Compensation Plan, including the issuance price, the number of shares and the conditions for services performed. The issuance price of all common stock issued under the 2003 Stock Compensation Plan must be at least equal to 90% of the market value of the shares of Company's common stock on the date of the grant. The specific terms of each stock issuance must be approved by the compensation committee or the board of directors and are reflected in a written agreement between the Company and employee or consultant.

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Effect of the Amended 2003 Employees/Consultants Common Stock Compensation Plan

The voting and other rights that accompany Company's common stock may be affected by the amended terms of the 2003 Stock Compensation Plan. The 5,000,000 shares increase may have a significant dilutive effect to the shareholders in existence. Management does not believe it will utilize the entire increase in order to retain employees and consultants as outlined within the plan.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the approval of the amendment to the 2003 Stock Compensation Plan. We have obtained this approval through the written consent of shareholders holding a majority of the outstanding voting shares of common stock. Therefore, a Special Meeting of the shareholders to approve the amendment to 2003 Stock Compensation Plan is unnecessary.

DISSENTER'S RIGHTS

Neither Nevada law nor our Articles of Incorporation or Bylaws provide our shareholders with dissenters' rights in connection with amended Articles of Merger or the amendment to our Articles of Incorporation. This means that no shareholder is entitled to receive any cash or other payment as a result of, or in connection with the amended Articles of Merger or the amendment to our Articles of Incorporation, even if a shareholder has not been given an opportunity to vote with respect thereto.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by us can be inspected and copied at the public reference facilities at the SEC's office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates or by calling the SEC at 1-800-SEC-0330. Such material may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John D. Aquilino
John D. Aquilino
President and Chief Executive Officer

Mesa, Arizona
January 5, 2004

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II. THE ACTIONS TAKEN PURSUANT TO THE WRITTEN CONSENT

Ratification of the seven (7) proposed actions to ViaStar Holdings, Inc.'s Articles of Incorporation and Bylaws on January 5, 2004, sixteen consenting shareholders representing 14,650,820 shares of the Company's Common Stock or 59.82% of the Company's outstanding common stock, 24,572,916 shares as of January 5, 2004, ratified the adoption of the Amended and Restated Articles of Incorporation, the Amended Bylaws, the Certificate of Designation of Class A Convertible Preferred Stock, the change of the Company's name from ViaStar Holdings, Inc. to ViaStar Media Corporation, the Amended Articles of Merger, and the Amended 2003 Employees/Consultants Common Stock Compensation Plan.

On December 29, 2003 the Board of Directors resolved to put forth the seven (7) proposals to the shareholders through a "Special Meeting of Shareholders." The following was disseminated to a majority of the shareholders of the Company:

A Special Meeting (the "Special Meeting") of Shareholders of ViaStar Holdings, Inc. (the "Company") will be held on Monday January 5, 2004, at 10:00 a.m., at ViaStar Holdings, Inc. corporate offices, 2451 W. Birchwood Avenue, Suite 105, Mesa, Arizona 85202, for the following purposes:

(1) To approve the Amended and Restated Articles of Incorporation (the "Amended and Restated Articles") in order to:

•	reflect current developments in Nevada law;
•	provide for the exculpation of directors;
•	address interested party transactions;
•	increase the number of authorized shares of common stock, $0.001 par value; and
•	authorize the creation of a new class of equity, and to authorize a certain number of shares of "Blank Check" preferred stock, $0.01 par value.

(2) To approve the Amended Bylaws dated January 5, 2004 (the "Amended Bylaws") of the Company.

(3) To approve the Certificate of Designation of Class A Convertible Preferred Stock (the "Certificate of Designation").

(4) To approve the change of the Company's name from ViaStar Holdings, Inc. to ViaStar Media Corporation.

(5) To approve the Amended Articles of Merger between ViaStar Holdings, Inc. and Level X Media Corporation (the "Amended Articles of Merger") and the resultant issuance of shares of Common Stock and preferred stock.

(6) To approve the Amended 2003 Employees/Consultants Common Stock Compensation Plan of ViaStar Holdings, Inc. (the "Amended 2003 Stock Compensation Plan") and the resultant increase in the number of shares authorized pursuant to the plan be reserved for, and

(7) To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on January 5, 2004, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

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B. A Voting Statement solicited by the Board of Directors is enclosed herewith. You are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, please complete, sign, date and mail the enclosed voting card promptly in the enclosed postage-paid envelope. If you attend the Special Meeting, you may, if you wish, withdraw your Voting Statement and vote in person.

By Order of the Board of Directors,

/s/ John D. Aquilino
John D. Aquilino
President and Chief Executive Officer

Mesa, Arizona
December 29, 2003

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED VOTING STATEMENT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE VOTING STATEMENT AND VOTE YOUR SHARES IN PERSON.

WE ARE NOT ASKING YOU FOR A VOTING STATEMENT AND
YOU ARE REQUESTED NOT TO SEND US A VOTING STATEMENT.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
A	Form of Amendment to the Articles of Incorporation
B	ViaStar Media Corporation Bylaws, January 5th, 2004
C	ViaStar Media Corporation, Certificate of Designation of Class A Convertible Preferred Stock
D	Amended Articles of Merger of Level X Media Corporation, a Nevada Corporation into ViaStar Holdings, Inc. a Nevada Corporation
D.1	Amended Plan of Merger
E	Second Amendment to the Amended And Restated Articles of Incorporation of ViaStar Holdings, Inc.
F	First Amended 2003 Employees/Consultants Stock Compensation Plan of ViaStar Holdings, Incorporated